SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   _________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 15, 2004


                Trust Certificates (TRUCs), Series 2001-1 Trust
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)

   New York                    333-58504-01; 1-6547                13-4164633
-----------------------------------------------------------------------------
(State or other jurisdiction   (Commission              (I.R.S. employer
     incorporation)             file number)             identification no.)
          c/o U.S. Bank Trust National Association
          100 Wall Street, Suite 1600
          New York, New York                             10005
         --------------------------------------------------------------------
(Address of principal executive offices)                (Zip code)



Registrant's telephone number, including area code: (212)-272-9422
                                                    --------------

                                      N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5. Other Events.
---------------------

On March 15, 2004 a distribution was made to the holders of the Class A-1 Certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 99.1 hereto. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

        (a)    Not Applicable.

        (b)    Not Applicable.

        (c)    Exhibits.

               99.1 Trustee's Report in respect of the March 15, 2004 Distribution Date


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


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          Trust Certificates (TRUCs), Series 2001-1 Trust
                          By: U.S. Bank Trust National Association, not in its individual capacity, but solely as Trustee on behalf of Trust Certificates (TRUCs),
                                Series 2001-1 Trust


                          By:  /s/  Adam Berman
                               ----------------

                          Name:    Adam Berman
                          Title:   Assistant Vice President

Dated: March 15, 2004


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


                                  EXHIBIT INDEX

Exhibit                                                                   Page
-------                                                                   ----

99.1    Trustee's Report in respect of the March15, 2004 Distribution Date   5


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